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                                                                   EXHIBIT 10.3


                                 AMENDMENT NO. 1
                                       to
                               LIQUIDITY AGREEMENT
                            Dated as of June 27, 1997

               THIS AMENDMENT NO. 1 ("Amendment") dated as of April 30, 1998, is entered into among EAGLEFUNDING CAPITAL CORPORATION (as Borrower), BANKBOSTON, N.A. ("BKB") (as a Liquidity Provider), BKB (as Liquidity Agent) and BANKERS TRUST COMPANY (as Collateral Agent). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the "Agreement" referred to below.

               PRELIMINARY STATEMENTS. Each of the Borrower, the Liquidity Providers, the Liquidity Agent and the Collateral Agent are parties to that certain Liquidity Agreement dated as of June 27, 1997 (the "Agreement").

               Each of the parties hereto has consented to the proposed amendment to the Agreement, as hereinafter set forth.

               SECTION 1. AMENDMENT TO THE AGREEMENT. The Agreement is, effective as of the date first written above and subject to the satisfaction of the condition precedent set forth in Section 2 hereof, hereby amended to

               (i) increase the Liquidity Commitment of BKB from $102,000,000 to $153,000,000, and

               (ii) delete the reference in the definition of the term "Scheduled Liquidity Commitment Termination Date" appearing in Section
        1.01 thereof to "June 29, 1998", and to replace the same with a reference to "April 4, 1999".

               SECTION 2. CONDITION PRECEDENT. This Amendment shall become effective as of April 30, 1998, upon receipt by the Liquidity Agent or its counsel of counterpart signature pages of this Amendment, executed by each of the parties hereto.

               SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

               (a) Upon the effectiveness of this Amendment, the Borrower hereby
(i) reaffirms all covenants, representations and warranties made by it in the Agreement to the extent the same are not amended hereby, (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, and (iii) represents and warrants that no Event of Default, or event which with the giving of notice or the passage of time or both would constitute an Event of Default, is in effect or is continuing.


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               (b) The Borrower hereby represents and warrants that this
Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

               SECTION 4.  REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS.

               (a) Upon the effectiveness of this Amendment, (i) each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Agreement, as amended hereby, and (ii) each reference to the Agreement in any other Facility Document, or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Agreement as amended hereby.

               (b) Except as specifically amended above, the terms and conditions of the Agreement, of all other Facility Documents and of any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Liquidity Providers, the Liquidity Agent or the Collateral Agent under the Agreement or any other Facility Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

               SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

               SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                  THE BORROWER

                                  EAGLEFUNDING CAPITAL CORPORATION

                                  By:    BancBoston Securities Inc.,
                                         as its attorney-in-fact



                                        By:  /S/ Mitchell B. Feldman
                                            ----------------------------
                                        Title:  Managing Director
                                               -------------------------

                                  THE LIQUIDITY AGENT

                                  BANKBOSTON, N.A.



                                  By: /s/ Amy S. Roberts
                                     -----------------------------
                                  Title:  Director
                                         -------------------------


                                  THE COLLATERAL AGENT

                                  BANKERS TRUST COMPANY



                                  By:  /s/ Karla Leonffu
                                      ---------------------------
                                  Title:  Assistant Treasurer
                                         -------------------------


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                                  LIQUIDITY PROVIDER

                                  BANKBOSTON, N.A.



                                  By:  /s/ Amy S. Roberts
                                      -----------------------------
                                  Title:  Director
                                         ---------------------------